                                                                    Rule 497(e)
                                              File Nos. 333-15119 and 811-07893

                          VARIABLE ANNUITY PORTFOLIOS
                                 on behalf of
             SMITH BARNEY SMALL CAP GROWTH OPPORTUNITIES PORTFOLIO

                       Supplement dated October 4, 2002
                      to Prospectus dated April 30, 2002

   The following information replaces the portfolio management information for Smith Barney Small Cap Growth Opportunities Portfolio set forth under the section "Management."

   Victor Dosti is responsible for the day-to-day management of the portfolio's investment portfolio. He is a senior portfolio manager and investment officer of the manager and is a director of Citibank, N.A., a Citigroup affiliate. Mr. Dosti joined Citigroup in October 1999 and has been a member of the small cap equity team since that time. From November 1996 to October 1999, he served as a senior analyst for Northern Trust Company, focusing on the technology sector. Mr. Dosti has more than seven years of investment management experience.



FD02649